Exhibit 10.1

Execution Version

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated and effective as of the 13th day of September, 2017 (the “Amendment Effective Date”), is entered into by and among Kirby Corporation, a Nevada corporation (the “Borrower”), the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”).

RECITALS

WHEREAS, the Borrower, the banks and other financial institutions or entities from time to time party thereto (the “Lenders”) and the Administrative Agent are parties to that certain Credit Agreement dated as of April 30, 2015 (as amended from time to time, the “Credit Agreement”);

WHEREAS, the Borrower has requested an amendment to certain provisions of the Credit Agreement in order to designate certain outstanding letters of credit previously issued by JPMorgan Chase Bank, N.A. for the account of Stewart & Stevenson LLC (“S&S”) as “Existing Letters of Credit” under and as defined in the Credit Agreement; and

WHEREAS, the Lenders and the Administrative Agent are willing to so amend the Credit Agreement subject to the terms and conditions set forth herein, provided that the Borrower ratifies and confirms all of its obligations under the Credit Agreement and the other Loan Documents;

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants set forth in this Amendment, the Borrower, the Lenders and the Administrative Agent agree as follows:

1.             Defined Terms.  Unless otherwise defined herein, capitalized terms used herein have the meanings assigned to them in the Credit Agreement.

2.             Amendment to Credit Agreement.  The Credit Agreement is hereby amended to restate Schedule 1.01 thereto in its entirety as set forth on Schedule 1.01 attached hereto.

3.             Conditions to Effectiveness.  This Amendment shall be effective on the Amendment Effective Date upon satisfaction of the following conditions:

(a)	the Administrative Agent shall have received counterparts of this Amendment, duly executed by the Borrower and the Required Lenders;

(b)
the Administrative Agent shall have received counterparts of (i) that certain Assignment and Assumption Agreement, duly executed by S&S, as assignor, and the Borrower, as assignee, (ii) that certain Continuing Agreement, duly executed by Borrower and (iii) that certain Certificate of Authority, duly executed by the Borrower and S&S; and

(c)	the acquisition by the Borrower of certain subsidiaries of S&S shall have been consummated pursuant to the Purchase and Sale Agreement, dated June 13, 2017, between S&S and the Borrower.

4.             Ratification.  The Borrower hereby ratifies all of its obligations under the Credit Agreement and the other Loan Documents, and agrees and acknowledges that the Credit Agreement and each of the other Loan Documents are and shall continue to be in full force and effect as amended and modified by this Amendment.  Nothing in this Amendment extinguishes, novates or releases any right, claim or entitlement of any of the Lenders or the Administrative Agent created by or contained in any of such documents nor is the Borrower released from any covenant, warranty or obligation created by or contained herein or therein.

5.             Representations and Warranties.  The Borrower hereby represents and warrants to the Lenders and the Administrative Agent that (a) this Amendment has been duly executed and delivered on behalf of the Borrower, (b) this Amendment constitutes a legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law, (c) the representations and warranties of the Borrower set forth in the Credit Agreement are true and correct in all material respects (without duplication of any materiality qualifiers contained therein) on and as of the date hereof, except to the extent such representations and warranties were made as of a specific date, in which case the same were true and correct in all material respects (without duplication of any materiality qualifier) as of such date, (d) no Default or Event of Default has occurred and is continuing, and (e) the execution, delivery and performance of this Amendment has been duly authorized by the Borrower.

6.             Indemnity.  The Borrower hereby ratifies the indemnification provisions contained in the Loan Documents, including, without limitation, Section 9.02 of the Credit Agreement, and agrees that this Amendment and losses, claims, damages and expenses related thereto shall be covered by such indemnities.

7.             Counterparts.  This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Amendment by facsimile, emailed pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment.

8.             Amendment is a Loan Document; References to Credit Agreement.  This Amendment is a Loan Document, as defined in the Credit Agreement.  All references in the Credit Agreement to “this Agreement” shall mean the Credit Agreement as amended by this Amendment.

9.             Governing Law.  This Amendment shall be construed in accordance with and governed by the law of the State of Texas.

10.           Final Agreement of the Parties.  THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

BORROWER:	KIRBY CORPORATION,
a Nevada corporation

	By:	/s/ David W. Grzebinski
David W. Grzebinski
President and Chief Executive Officer

Signature Page to Second Amendment to Credit Agreement
(Kirby Corporation)

ADMINISTRATIVE AGENT	JPMORGAN CHASE BANK, N.A.
AND LENDER:

	By:	/s/ Laura Woodward
Laura Woodward
Vice President

Signature Page to Second Amendment to Credit Agreement
(Kirby Corporation)

LENDER:	BANK OF AMERICA, N.A.

	By:	/s/ Desaree G. Lopez
	Name:	Desaree G. Lopez
	Title:	Assistant Vice President

Signature Page to Second Amendment to Credit Agreement
(Kirby Corporation)

LENDER:	WELLS FARGO BANK, NATIONAL ASSOCIATION

	By:	/s/ Warren R. Ross
	Name:	Warren R. Ross
	Title:	Senior Vice President

Signature Page to Second Amendment to Credit Agreement
(Kirby Corporation)

LENDER:	U.S. BANK NATIONAL ASSOCIATION

	By:	/s/ Michael P. Dickman
	Name:	Michael P. Dickman
	Title:	Vice President

Signature Page to Second Amendment to Credit Agreement
(Kirby Corporation)

LENDER:	BRANCH BANKING AND TRUST COMPANY

	By:	/s/ David Miller
	Name:	David Miller
	Title:	Vice President

Signature Page to Second Amendment to Credit Agreement
(Kirby Corporation)

LENDER:	THE NORTHERN TRUST COMPANY

	By:	/s/ Keith L. Burson
	Name:	Keith L. Burson
	Title:	Senior Vice President

Signature Page to Second Amendment to Credit Agreement
(Kirby Corporation)

LENDER:	ROYAL BANK OF CANADA

	By:	/s/ Phillippe Pepin
	Name:	Phillippe Pepin
	Title:	Authorized Signatory

Signature Page to Second Amendment to Credit Agreement
(Kirby Corporation)

LENDER:	BOKF, NA DBA BANK OF TEXAS

	By:	/s/ Marian Livingston
	Name:	Marian Livingston
	Title:	Senior Vice President

Signature Page to Second Amendment to Credit Agreement
(Kirby Corporation)

LENDER:	ZB, N.A. DBA AMEGY BANK

	By:	/s/ Natalie Garza
	Name:	Natalie Garza
	Title:	SVP

Signature Page to Second Amendment to Credit Agreement
(Kirby Corporation)

SCHEDULE 1.01

EXISTING LETTERS OF CREDIT

Reference Number	Available Amount	Date	Expiry Date	Beneficiary Name	Auto Extension Period	Final Expiry Date
CDCS-391192	$1,518,723.05	4/19/2012	10/1/2017	NUKLEARNA ELEKTRARNA KRSKO, D.O.O.	12 MONTHS	10/1/2017
CDCS-751594	$123,250.00	3/18/2015	5/31/2018	NUKLEARNA ELEKTRARNA KRSKO, D.O.O.		-
CTCS-155793	$1,000,000.00	5/8/2017	8/20/ 2018	BANCO DE BOGOTA	-	-
CTCS-246258	$5,850,000.00	3/16/2006	1/23/2018	ZURICH AMERICAN INSURANCE CO.	12 MONTHS	-
CTCS-155797	$397,812.35	8/11/2017	9/15/2018	GULF BANK K.S.C.P.	-	-
CTCS-422529	$325,005.00	3/22/2013	1/22/2018	AFIANZADORA SOFIMEX SA	-	-
CTCS-434582	$35,803.16	9/24/2015	10/15/2017	TRADE BANK OF IRAQ	-	-
CTCS-434583	$11,602.10	11/16/2015	10/31/2017	TRADE BANK OF IRAQ	-	-
CTCS-651330	$300,000.00	7/10/2006	9/30/2017	JPMORGAN CHASE BANK, N.A., covering ENSP contract dated September 3, 2005	3 MONTHS	-